Q1 2009 Earnings Conference Call May 19, 2009 EXHIBIT 99.2

Introduction & Agenda
I. Introduction – Sharon Wenzl
Vice President Corporate Communications
II. Business Environment – Jim McElya
Chairman and Chief Executive Officer
III. Operational Overview – Ed Hasler
Vice Chairman and President North America
IV. Financial Overview – Allen Campbell
Chief Financial Officer
V. Questions & Answers

Safe Harbor
Some of the statements included herein may include forward-looking statements which reflect our current views with respect to future events and financial performance. Statements which include the words “expect,” “intend,” “plan,”
“believe,” “project,” “anticipate” and similar statements of a future or forward-looking nature identify forward-looking statements for the purposes of the federal securities laws or otherwise.
All forward-looking statements address matters that involve risks and uncertainties.
Accordingly, there are or will be important risk factors that could cause actual results to differ materially from those indicated in these statements. For complete disclosure please reference our 10K important risk factors that are available on our website under the Investor Relations link. We do not intend to update any of these forward-looking statements.

Business Environment Q1 2009 Jim McElya Chairman & CEO

Business Environment
Weakness in global vehicle demand continues
Inventories remain high
Customers financially challenged
Chrysler bankruptcy – many unknowns
GM - continuing uncertainties
Additional extended plant down time across many OEMs
Planning and forecasting challenges

Cooper-Standard Automotive
Results & Actions
First quarter results reflect global vehicle production
downturn
Reorganization of operations yielding results
New business and conquest wins up versus prior
year
Future positives with Fiat – Chrysler merger

Operational Update Q1 2009 Ed Hasler Vice Chairman & President, North American

CSA Q1 – 2009 Actions
Reorganized operating structure
Benefiting from efficiencies
Smooth transition with customers
Continued consolidations of Headquarter facilities
North America
International
(Europe, Asia
South America)
Divisions
Countries
Belgium
Brazil
Canada
China
Czech Republic
France
Germany
India
Italy
Japan
Korea
Mexico
Netherlands
Poland
Spain
United Kingdom
United States

Chrysler Bankruptcy
GM Shutdown
Inclusion in Automotive Supplier Support Program
(ASSP)
Member of Chrysler supplier council
Fiat merger positive for Cooper-Standard
Adjusting capacity to align with customer shut-down
periods
Proactively adjusting capacity

Commercial Highlights
Supplier consolidation
Conquest business wins
Cooper-Standard
is
well-positioned to absorb conquest business
Awards:
Kunshan, China facility received Ford Q1 Award
Myslenice, Poland facility received Toyota Peugeot Citroen
Automobile Supplier Performance Award
Total Net New Business:
Q1- 2009
$95.6 m
Q1-2008
$69.2 m
Includes Nisco JV sales

11 Q1-2009 Launches Launches: Daimler (Mercedes E-Class) Ford (Lincoln MKS) General Motors (Chevrolet Camaro) Toyota (Lexus RS) Cooper-Standard delivers advanced launch capabilities

Financial Overview Q1 2009 Allen Campbell CFO

$ Millions Q-1 2008 Q-1 2009
Net Sales $756.0
$401.8
SGA & E $ 67.4
$ 45.2
Q1 2009 Key Income Statement Items
Gross Profit $119.1
$ 37.8
Amortization of Intangibles $  7.8
$  7.2
Net Interest Expense
$ 24.2 $ 21.1
Net Income (Loss) $ 15.7 $ (55.0)
Restructuring / Severance $  2.4
$22.6

st

Consolidated EBITDA Reconciliation
Net Income (Loss) $   15.7
$  (55.0)
Provision (benefit ) for income tax expense
7.2
EBITDA
$ 82.9
$ (7.6)
Restructuring
2.4
2.6
(3.8)
Three Months Ended March 31
Net interest expense
24.2
21.1
Capital Expenditures
$   8.3
$ 25.7
Depreciation and amortization
35.8 30.1
(2.2)
Other
(1)
0.5
(1)  Unrealized foreign exchange (gain) loss on acquisition-related indebtedness, Canadian voluntary retirement program and gain on bond repurchase.
(2)  The Company’s share of EBITDA in its joint ventures, net of equity earnings.
(3)  Severance costs associated with the discontinuance of the Company’s global product line operating divisions and the establishment of a new operating structure organized on the basis of geographic regions.
(4)  Pro forma adjustments to the Company’s EBITDA for the Company’s discontinuance of its global product line operating divisions and the establishment of a new operating structure organized on the basis of geographic regions.
EBITDA adjustment related to other joint ventures
(2) 1.5
2.4
Severance
(3) 20.0
--
Pro forma adjustments related to product line
organization discontinuance
(4)
11.8
--
Consolidated EBITDA $ 85.5 $ 28.8
$ USD Millions Q1 2008
Q1 2009

Liquidity & Covenant Metrics

03/31/2009
Senior Secured to EBITDA 2.54x
Covenant Ratio 3.00x
Committed Liquidity ($115M Facility) $5.9M
Cash $88.3M
Total Availability $94.2M
Total Debt to EBITDA 5.0x

USD Millions	2008 Q1	2009 Q1
EBITDA (Pre Restucturing)	**$ 85.3**	**$ 15.0**
Restructuring	(2.5)	(22.5)
Cash Taxes	(10.5)	5.4
Acquisition-Related Debt Interest	(13.0)	(9.9)
Working Capital Changes	(37.1)	(20.2)
Net Cash Generated	**$ 22.2**	**$ (32.3)**
Capital Expenditures	(25.7)	(8.3)
Discretionary Cash Flow	**$ (3.5)**	**$ (40.6)**
Principal Payments on Acquisition Related Debt	(7.5)	(5.6)
Additional Pre-Payments of Loans / Bonds	(5.3)	
Short Term Debt	20.2	24.3
Other	(3.5)	(1.3)
Net Cash Flow	**$ 0.4**	**$ (23.2)**
Beginning Cash and Cash Equivalents	**$ 40.9**	**$ 111.5**
Change in Cash	0.4	(23.2)
Ending Cash and Cash Equivalents	**$ 41.3**	**$ 88.3**

Cash Flow 2009 Year to Date 16

Questions & Answers

Closing Remarks
Economic conditions remain difficult
Uncertain customer production schedules
Taking all actions necessary
Cost reductions taken to improve cost structure
Supplier consolidation opportunities